UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018

META FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

At the 2018 Annual Meeting of Stockholders of Meta Financial Group, Inc. (the “Company”) held on January 22, 2018 in Sioux Falls, South Dakota (the “Annual Meeting”), the following proposals were voted on as follows:

Proposal 1:

To elect each of the following incumbent directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2021, or until his or her successor is elected and qualified as follows:

Nominee	For	Withheld	Broker Non-Votes
Frederick V. Moore	7,622,950	520,900	1,031,751
Becky S. Shulman	7,712,180	431,670	1,031,751

In addition to the above individuals, the following directors continue to serve on the Board of Directors following the Annual Meeting: J. Tyler Haahr, Douglas J. Hajek, Bradley C. Hanson, Elizabeth G. Hoople and Kendall E. Stork.

Proposal 2:

To approve, by a non-binding advisory vote, the compensation of the Company’s “named executive officers” (a “Say-on-Pay” vote), with 4,941,113 votes cast for, 3,121,795 votes cast against, 80,942 votes abstaining and 1,031,751 broker non-votes.

Proposal 3:

To approve an amendment to Article Fourth of the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock, par value $0.01 per share, of the Company, to 30 million shares from 15 million shares, as disclosed in the Company’s Proxy Statement relating to the Annual Meeting filed with the Securities and Exchange Commission on December 4, 2017 (the “Proxy Statement”), with 8,356,089 votes cast for, 680,811 votes cast against, and 138,701 votes abstaining.

Proposal 4:

To approve an amendment to the amended and restated Meta Financial Group, Inc. 2002 Omnibus Incentive Plan (the “2002 Plan”) to increase the aggregate number of shares that may be issued pursuant to the 2002 Plan from 1,150,000 shares to 1,600,000 shares, as disclosed in the Proxy Statement, with 5,944,919 votes cast for, 2,192,673 votes cast against, 6,258 votes abstaining and 1,031,751 broker non-votes.

Proposal 5:

To ratify the appointment by the Board of Directors of independent registered public accounting firm KPMG LLP as the independent auditors of the Company’s financial statements for the year ending September 30, 2018, as disclosed in the Proxy Statement, with 8,923,613 votes cast for, 251,076 votes cast against and 912 votes abstaining.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Meta Financial Group, Inc. 2002 Omnibus Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: January 24, 2018	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer and Secretary